SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE

                SECURITIES EXCHANGE ACTION OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    APRIL 26, 1994

                          SUNAMERICA INC.

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618            86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION       (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER, CENTURY CITY
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

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Item 5.     OTHER EVENTS
            -------------

            The Registrant has released earnings information for the periods ended March 31, 1994.

            See the attached Condensed Consolidated Income Statement.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            ---------------------------------------------------------
            EXHIBITS
            ---------

            (c)   Exhibits

            Exhibit 20  Condensed Consolidated Income Statement



                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   April 26, 1994              By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller


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
                                         EXHIBIT 20
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                       (In thousands, except per common share amounts)
                                         (Unaudited)
                                 Three months ended March 31,    Six months ended March 31,
                                 ----------------------------    --------------------------
                                          1994           1993            1994          1993
                                 -------------   ------------    ------------  ------------
Investment income                $     183,402   $    179,374    $    373,933  $    358,815
Interest expense                      (112,666)      (119,739)       (232,483)     (249,123)
                                 -------------   ------------    ------------  ------------
NET INVESTMENT INCOME                   70,736         59,635         141,450       109,692
                                 -------------   ------------    ------------  ------------
NET REALIZED INVESTMENT LOSSES          (5,887)        (5,325)        (11,254)       (9,073)
                                 -------------   ------------    ------------  ------------
Fee income:
  Variable annuity fees                 19,724         15,831          39,311        31,965
  Asset management fees                  8,127          8,000          16,476        15,843
  Net retained commissions               8,129          5,966          15,238        10,503
  Trust fees                             2,916          2,741           5,970         5,532
                                 -------------   ------------    ------------  ------------
TOTAL FEE INCOME                        38,896         32,538          76,995        63,843
                                 -------------   ------------    ------------  ------------
Other income and expenses:
  Surrender charges                      2,637          2,359           5,151         4,967
  General and administrative
    expenses                           (32,500)       (34,690)        (65,957)      (64,444)
  Amortization of deferred
    acquisition costs                  (16,090)       (12,861)        (31,333)      (25,535)
  Other, net                                15             53              19         1,664
                                 -------------   ------------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSE         (45,938)       (45,139)        (92,120)      (83,348)
                                 -------------   ------------    ------------  ------------
PRETAX INCOME                           57,807         41,709         115,071        81,114

Income tax expense                     (17,800)       (12,100)        (35,500)      (23,500)
                                 -------------   ------------    ------------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          40,007         29,609          79,571        57,614

Cumulative effect of change in
  accounting for income taxes               --             --         (33,500)           --
                                 -------------   ------------    ------------  ------------
NET INCOME                       $      40,007   $     26,609    $     46,071  $     57,614
                                 =============   ============    ============  ============
PER COMMON SHARE:

  Income before cumulative effect
    of change in accounting for
    income taxes                 $        0.86   $       0.66    $       1.70  $       1.29

  Cumulative effect of change in
    accounting for income taxes             --             --           (0.80)           --
                                 -------------   ------------    ------------  ------------
  Net income                     $        0.86   $       0.66    $       0.90  $       1.29
                                 =============   ============    ============  ============
AVERAGE COMMON SHARES
  OUTSTANDING                           41,931         38,542          41,921        38,207
                                 =============   ============    ============  ============